[LOGO] THE CHILE FUND, INC.
------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                               February 26, 1996

Dear Shareholders:

We are pleased to report on the activities of The Chile Fund, Inc. (the "Fund") for the year ended December 31, 1995.

At December 31, 1995, the Fund had invested $373.5 million in equity investments, of which $369.4 million were listed principally on the Bolsa de Comercio de Santiago and $4.1 million in private placements, as compared to $359.4 million in listed securities at December 31, 1994. In addition, at December 31, 1995, the Fund had invested $9.3 million in short-term obligations, as compared to $14.9 million at December 31, 1994. Net asset value per share at December 31, 1995 was $26.45 per share, as compared to $26.26 per share at December 31, 1994. Per share amounts have been restated to reflect the two-for-one stock split effective July 17, 1995.

For the year ended December 31, 1995, the IGPA index, an unmanaged index of listed Chilean equities, gained 5.6% in U.S. dollar terms. The Fund's total return, assuming reinvestment of dividends and distributions, based on net asset value and market value per share was 4.2% and 16.7%, respectively, for the same period. In light of this performance, the Lipper Closed-End Fund Service has recently indicated that the Fund was the best-performing fund in their Latin American fund universe for the year ended 1995.

MARKET DEVELOPMENTS

The year ended 1995 was a difficult and dramatic one for the Latin American markets, with the first several months of the year dominated by the fallout from Mexico's economic crisis. However, as 1996 begins, we are cheered by the markedly improving tone of the region's equity markets. January 1996 was the third consecutive positive month for the region, something that had not occurred since mid-summer. It now appears to us that the "Tequila Effect" -- the simultaneous decline of virtually the entire region's markets in sympathy with Mexico's crisis -- is effectively a thing of the past.

Of course, throughout the year the "Tequila Effect" has had less impact on Chile than on virtually any other market in the region. During the course of the Mexican crisis, the extent to which markets declined in sympathy to Mexico's largely depended upon two variables, which, as it turns out, often go hand in hand. The first is the importance, within each market, of foreign investors, which depends upon both the domestic savings rate and the restrictions imposed upon foreign investment. As Mexico's troubles drained liquidity out of the emerging markets, the BOLSAS that are dominated by foreigners felt substantially more selling pressure than those where domestic investors control the preponderance of shares. The second factor is the country's similarity, in economic terms, to Mexico.

Of the major regional markets, the chief beneficiary of this calculus was Chile, where the savings rate is high, foreign investment is strictly regulated, the currency is fairly valued, the current account balance is healthy, and economic reform has been a sterling success. As a result, Chilean equities experienced relatively little diminution of value during the early months of 1995.

The strong performance of the Chilean stock market during the first half of 1995, relative to other Latin American markets, came in spite of a brief political crisis that was the worst since the re-establishment of democracy in 1990.

The conviction of two senior military figures for involvement in the assassination of a political opposition figure in 1976 led to what threatened to be a major confrontation between the civilian government and the military establishment, led by General Pinochet, former president and still head of the country's armed

THE CHILE FUND, INC.
------------------------

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--------------------------------------------------------------------------------
forces. This political crisis focused on questions of whether the military would allow the generals to be jailed, and raised concerns once again about the military's role in the Chilean polity. During late June, however, the crisis began to ease, as the military handed over one of the convicted generals while the other resorted to the court system in order to seek a medical reprieve from a prison sentence. Although Pinochet made some defiant statements during the course of the confrontation, the upshot of this crisis is likely to be a strengthening of the country's democratic structure. These remaining concerns dissipated during the fourth quarter, and Chile's essentially democratic political structure remains firmly in place.

During the course of 1995, Chile continued to experience high rates of economic activity, resulting in renewed concerns over inflation and a poorer performance in the trade account. The Chilean central bank has responded firmly to the possibility of economic overheating, resulting in a trend toward rising interest rates. The Chilean economy remains fundamentally the strongest in Latin America, and the model which other nations are striving to emulate. It is worth noting that many of the policies with which the Zedillo government is attempting to restructure the Mexican economy are modeled after the Chilean program during the mid and late 1980s. Chile took about two years to recover from its 1982 devaluation crisis, which puts Mexico approximately on schedule. The Chilean model helps to explain the Mexicans' clear understanding that a significant improvement in domestic savings is perhaps the most important key to a solid and permanent recovery.

The essential strength of the Chilean economy and political structure was reinforced during 1995 by Moody's upgrading of Chile's sovereign credit rating. Since the Chilean government is not a participant in the international bond market, the real impact of this upgrade is on Chilean companies, the strongest of whom saw their own credit automatically upgraded to match that of the government. Normally, rating agency conventions require that companies' credit can be rated no higher than that of the country in which the company is domiciled. The ongoing availability of cheaper credit terms to Chilean companies is, of course, good news for equity investors.

Up until the onset of the Mexican currency crisis in December 1994, meaningful progress was being made toward Chile's inclusion in a free trade agreement with the United States and other countries. This culminated in the announcement made during that month's Summit of the Americas that in 1995 Chile would commence negotiations with Canada, Mexico and the U.S. to enter into the North American Free Trade Agreement ("NAFTA") framework, with an eye toward reaching an agreement in the spring or summer of 1996. Of course, the crisis in Mexico has necessarily placed these issues on the back burner for much of the year. Chile's hopes for a resumption of progress in this direction were set back in early 1996 when the U.S. Congress, under political pressure during an election year when protectionist sentiment is running high, voted not to give President Clinton authority to actively pursue Chile's inclusion in NAFTA. Nonetheless, we believe that, despite delays, movement toward freer trade between Chile and the North American bloc is probably inevitable. In any case, progress in trade negotiations continues in other areas, particularly with the Mercosur bloc of Argentina, Brazil, Uruguay and Paraguay, with whom negotiations are likely to be completed during the spring of 1996.

During 1995, Chile posted a trade surplus of approximately $1.4 billion, nearly double the 1994 surplus, with both exports and imports rising substantially. During the latter part of the year, however, exports began trending downward while imports continued to rise, and this trend has continued into early 1996.

In response to rising domestic demand, the Chilean central bank raised interest rates during December amid concern that the economy was beginning to overheat, and there is some likelihood that further modest tightening may be in store during the early part of the new year. This has helped to put a crimp on equity market performance during the past few months.

THE CHILE FUND, INC.
------------------------

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--------------------------------------------------------------------------------

The Chilean government continues to follow through on its long-term program for infrastructure investment. During 1995, public investment increased by approximately 8%, approaching an annual total of $2 billion. The government estimates that more than $10 billion, about a third of which will come from private sector sources, will be invested in infrastructure projects over the next five years, including energy projects, highway and urban road building programs, water treatment plants, airport improvements and port expansions. Nearly a billion dollars of this total will be devoted to building and upgrading schools, hospitals and police stations. Upgrading the country's housing stock has also been made a priority.

At present, the Chilean  equity market is trading  at a price/earnings ratio  of
16.7 times 1995 earnings and 15.4 times projected 1996 earnings. We believe that the market will in the medium-term be buoyed by infusions of liquidity from local pension funds, which are still underinvested and continue gradually to move into equities and by renewed flows of U.S. investment capital into the Latin American markets generally.

The Fund's long-term objective is to buy securities of well-managed, profitable and cash generating companies. We believe that we have made significant progress in meeting this objective while diversifying our holdings across sectors.

We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program. The automatic Dividend Reinvestment Plan (the "Plan") can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact that party for details about participating in the Plan. The Plan and the Cash Purchase Plan are described on pages 18 and 19 of this report.

We appreciate your interest in the Fund and would be pleased to respond to your questions or comments.

Respectfully,

                    [LOGO]

Emilio Bassini
President and
Chief Investment Officer*

------------------------
*Emilio Bassini, who is a member of the Executive Committee of BEA Associates and holds the offices of Chief Financial Officer and Executive Director of BEA Associates, is primarily responsible for management of the Fund's assets. He has served in such capacity since the commencement of the Fund's operations. Mr. Bassini joined BEA Associates (formerly Basic Appraisals, Inc. and BEA Associates, Inc.) in 1984. Mr. Bassini is a Director, Chairman of the Board, President and Chief Investment Officer of The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund, Inc., The Latin America Investment Fund, Inc. and The Portugal Fund, Inc. He is also a Director, Chairman of the Board, President and Investment Officer of The Brazilian Equity Fund, Inc., as well as the President and Secretary of The Indonesia Fund, Inc.

THE CHILE FUND, INC.
------------------------

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--------------------------------------------------------------------------------

                               PORTFOLIO SUMMARY
                      AS OF DECEMBER 31, 1995 (unaudited)

--------------------------------------------------------------------------------
                                SECTOR ALLOCATION
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 ELECTRIC DISTRIBUTION     22.5%
Consumer Products             3.2%
Construction Materials        3.0%
Banking                       2.3%
Short-Term Investments        2.5%
Other                         5.3%
Telecommunications           12.6%
Mining                        2.1%
Forestry                     12.1%
Food and Beverage            12.1%
Financial Services            4.7%
Fertilizer                    2.6%
Electric Generation          15.1%

                  THIS CHART REPRESENTS THE SECTOR ALLOCATION
                        OF TOTAL NET ASSETS OF THE FUND.

--------------------------------------------------------------------------------
                           TOP 10 HOLDINGS, BY ISSUER
--------------------------------------------------------------------------------

                                                                               PERCENT
                                                                                  OF
                      HOLDING                               SECTOR            NET ASSETS
----------------------------------------------------------------------------------------
 1. Compania de Telecomunicaciones de Chile S.A.
                                                      Telecommunications           10.42
----------------------------------------------------------------------------------------
 2. Empresa Nacional de Electricidad S.A.
                                                     Electric Generation           10.30
----------------------------------------------------------------------------------------
 3. Enersis S.A.
                                                    Electric Distribution           8.17
----------------------------------------------------------------------------------------
 4. Chilectra S.A.
                                                    Electric Distribution           7.53
----------------------------------------------------------------------------------------
 5. Embotelladora Andina S.A.
                                                      Food and Beverage             6.37
----------------------------------------------------------------------------------------
 6. Compania de Petreoleos de Chile S.A.
                                                           Forestry                 5.63
----------------------------------------------------------------------------------------
 7. Chilgener S.A.
                                                     Electric Generation            4.27
----------------------------------------------------------------------------------------
 8. Compania Manufaturera Papales y Cartones S.A.
                                                           Forestry                 3.72
----------------------------------------------------------------------------------------
 9. Emelsa S.A.
                                                    Electric Distribution           3.32
----------------------------------------------------------------------------------------
10. Compania Cervecerias Unidas S.A.
                                                      Food and Beverage             3.29
----------------------------------------------------------------------------------------

THE CHILE FUND, INC.
------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1995

                                                                                                  VALUE
NO. OF SHARES                                   DESCRIPTION                                      (NOTE A)
---------------------------------------------------------------------------------------------  ------------
             EQUITY SECURITIES-100.87%
             AGRICULTURE-0.11%
    1,003,524   Inversiones Agricolas e Industriales S.A.+.................................... $    395,234
                                                                                               ------------
             BANKING-2.26%
      721,628   Banco de Credito e Inversiones................................................    6,217,103
   25,706,975   Banco Osorno y La Union, Class A..............................................    1,661,066
      117,258   Bice Corp S.A.................................................................      490,680
                                                                                               ------------
                                                                                                  8,368,849
                                                                                               ------------
             BASIC METALS-0.58%
      316,132   Ceramicas Cordillera S.A......................................................    2,132,189
                                                                                               ------------
             BOTTLING-0.80%
    6,887,442   Embotelladora Arica*+.........................................................    2,973,524
                                                                                               ------------
             CONSTRUCTION MATERIALS-2.98%
      427,764   Besalco S.A...................................................................    1,642,614
       51,502   Cemento Polpaico S.A..........................................................    3,220,063
       98,267   Empresas Pizarreno S.A........................................................      205,605
       26,609   Inversiones Industriales
                San Jose S.A.................................................................         5,732
    9,316,048   Maderas y Sinteticos Sociedad Anonima.........................................    5,962,271
                                                                                               ------------
                                                                                                 11,036,285
                                                                                               ------------
             CONSUMER DURABLES-0.07%
      974,398   Companias Cic S.A.............................................................      261,438
                                                                                               ------------
             CONSUMER GOODS-3.18%
  203,162,821   Compania Tecno Industrial S.A.................................................   11,757,189
                                                                                               ------------
             ELECTRIC DISTRIBUTION-22.52%
    4,931,691   Chilectra S.A.................................................................   23,855,424
       80,400   Chilectra S.A. ADS++..........................................................    4,020,000
      273,343   Chilquinta S.A................................................................    1,527,357
    1,540,000   Compania de Inversiones Los Almendros, Class A................................      568,615
    1,502,814   Compania General de Electricidad S.A..........................................    5,175,229
      536,777   Emelsa S.A....................................................................   12,299,957
      380,447   Empresa Electrica de
                Antofagasta S.A..............................................................       176,621
    6,241,491   Empresa Electrica de Arica S.A................................................    1,536,367
    5,913,829   Empresa Electrica de
                Iquique S.A..................................................................     1,834,197
   54,833,012   Enersis S.A...................................................................   30,234,079
       84,081   Sociedad Austral de
                Electricidad S.A.............................................................     2,162,822
                                                                                               ------------
                                                                                                 83,390,668
                                                                                               ------------

                                                                                                  VALUE
NO. OF SHARES                                   DESCRIPTION                                      (NOTE A)
---------------------------------------------------------------------------------------------  ------------
             ELECTRIC GENERATION-15.10%
    2,570,395   Chilgener S.A................................................................. $ 15,817,815
    1,758,084   Empresa Electrica Pilmaiquen S.A..............................................    1,947,416
   52,527,708   Empresa Nacional de
                Electricidad S.A.............................................................    38,143,197
                                                                                               ------------
                                                                                                 55,908,428
                                                                                               ------------
             FERTILIZER-2.58%
    1,446,507   Sociedad Quimica y Minera de Chile S.A., Class A..............................    6,872,021
      570,322   Sociedad Quimica y Minera de Chile S.A., Class B..............................    2,679,987
                                                                                               ------------
                                                                                                  9,552,008
                                                                                               ------------
             FINANCIAL SERVICES-4.72%
       88,600   Administradora de Fondos de Pensiones Provida S.A. ADS........................    2,447,575
      493,805   Antarchile S.A., Class A......................................................    2,612,152
      302,021   Antarchile S.A., Class C......................................................    1,709,904
    1,540,000   Compania de Inversiones Luz y Fuerza S.A., Class A............................      574,302
       45,274   Duncan Fox S.A................................................................       47,921
      746,303   Elecmetal S.A.................................................................    5,327,455
      240,909   Empresas Conosur S.A.+........................................................      391,384
    1,594,008   Invercap S.A..................................................................    2,393,464
    4,068,627   Maritima de Inversiones S.A...................................................      851,282
      691,164   Quemchi S.A...................................................................    1,054,823
       45,274   Sipsa Sociedad de Inversiones Industriales y Pesqueras S.A....................       50,150
                                                                                               ------------
                                                                                                 17,460,412
                                                                                               ------------
             FISHERY-0.86%
    1,518,489   Empresas Pesquera Eperva S.A., Class A........................................      616,740
    4,819,291   Pesquera Itata S.A............................................................    1,518,447
    1,293,879   Sociedad Pesquera Coloso S.A..................................................    1,066,953
                                                                                               ------------
                                                                                                  3,202,140
                                                                                               ------------
             FOOD AND BEVERAGE-12.10%
    2,258,304   Compania Cervecerias Unidas S.A...............................................   10,422,942
       75,500   Compania Cervecerias Unidas S.A. ADR..........................................    1,755,375
    3,952,506   Embotelladora Andina S.A......................................................   23,593,420
    4,801,231   Embotelladora Polar S.A.......................................................    2,375,501
   12,906,344   Empresas Iansa S.A............................................................    3,431,102
    2,486,850   Empresas Santa Carolina S.A...................................................    3,060,738
    3,148,050   Jugos Concentrados S.A........................................................      155,052
                                                                                               ------------
                                                                                                 44,794,130
                                                                                               ------------

THE CHILE FUND, INC.
------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      SCHEDULE OF INVESTMENTS (continued)

                                                                                                  VALUE
NO. OF SHARES                                   DESCRIPTION                                      (NOTE A)
---------------------------------------------------------------------------------------------  ------------
             FORESTRY-12.08%
      635,009   Compania Chilena de
                Fosforos S.A.................................................................  $  2,125,815
    4,863,505   Compania de Petreoleos de
                Chile S.A....................................................................    20,830,766
    1,047,197   Compania Manufaturera Papales y Cartones S.A..................................   13,790,779
      302,327   Forestal Cholguan.............................................................      275,350
    2,430,030   Forestal Terranova............................................................    3,439,427
    9,385,866   Industrias Forestales S.A.+...................................................    2,887,959
    3,292,764   Maderas Prensadas
                Cholguan S.A.................................................................     1,377,895
                                                                                               ------------
                                                                                                 44,727,991
                                                                                               ------------
             HEALTH CARE-0.83%
    8,266,362   Banmedica S.A.................................................................    3,072,543
                                                                                               ------------
             INFRASTRUCTURE-0.31%
    5,000,000   Infra Structura 2000*+........................................................    1,142,574
                                                                                               ------------
             INSURANCE-0.25%
      818,209   Cia. de Seguros La Prevision
                Vida S.A.....................................................................       929,284
                                                                                               ------------
             MACHINERY AND ELECTRIC-0.36%
      109,324   Madeco S.A. NPV...............................................................      280,139
       38,700   Madeco S.A. NPV ADR...........................................................    1,044,900
                                                                                               ------------
                                                                                                  1,325,039
                                                                                               ------------
             MANUFACTURING-0.09%
      475,002   Cintac S.A....................................................................      342,586
                                                                                               ------------
             MINING-2.10%
    1,338,500   Antofagasta Holdings P.L.C....................................................    6,082,125
      486,098   Empresa Minera Mantos
                Blancos S.A..................................................................     1,376,031
       30,415   Minera Lo Valdes Ltda.........................................................        6,064
        2,423   Sociedad Punta del Cobre S.A., Class A........................................      339,960
                                                                                               ------------
                                                                                                  7,804,180
                                                                                               ------------
             PACKAGING-0.52%
    4,335,542   Contenedores Redes y
                Envases S.A..................................................................     1,323,341
      940,909   Envases del Pacifico S.A......................................................      648,503
                                                                                               ------------
                                                                                                  1,971,844
                                                                                               ------------
             PHARMACEUTICALS-0.52%
    3,205,566   Laboratorio Chile S.A.........................................................    1,918,211
                                                                                               ------------
             REAL ESTATE-0.22%
      407,310   Inmobiliaria Urbana S.A.......................................................      802,087
                                                                                               ------------
             RETAIL TRADE-0.12%
      278,190   Santa Isabel S.A..............................................................      434,832
                                                                                               ------------
                                                                                                  VALUE
NO. OF SHARES                                   DESCRIPTION                                      (NOTE A)
---------------------------------------------------------------------------------------------  ------------
             SHIPPING-0.56%
    1,632,577   Compania Sud Americana de Vapores S.A......................................... $  1,245,782
    8,212,350   Portuaria Puchoco S.A.........................................................      580,171
       76,440   Puerto de Lirquen S.A.........................................................       88,454
      112,988   Puerto Ventanas S.A...........................................................      148,796
                                                                                               ------------
                                                                                                  2,063,203
                                                                                               ------------
             STEEL-1.86%
    1,594,008   Compania de Aceros del
                Pacifico S.A.................................................................     6,886,115
                                                                                               ------------
             TELECOMMUNICATIONS-12.57%
       12,400   Compania de Telecomunicaciones de Chile S.A. ADS..............................    1,027,650
    7,515,737   Compania de Telecomunicaciones de Chile S.A., Class A.........................   36,260,540
      287,490   Compania de Telecomunicaciones de Chile S.A., Class B.........................    1,280,879
          951   Compania Nacional de Telefonos S.A............................................          819
      890,731   Empresa Nacional de Telecomunicaciones S.A.+..................................    7,991,913
                                                                                               ------------
                                                                                                 46,561,801
                                                                                               ------------
             TEXTILES-0.14%
    1,038,030   Coats Cadena S.A..............................................................      281,067
    1,496,767   Zalaquett S.A.................................................................      221,061
                                                                                               ------------
                                                                                                    502,128
                                                                                               ------------
             TOBACCO-0.45%
      222,137   Empresas CCT S.A..............................................................    1,667,736
                                                                                               ------------
             WHOLESALE-0.03%
      289,797   Zona Franca de Iquique S.A....................................................      128,402
                                                                                               ------------
             TOTAL EQUITY SECURITIES
              (Cost $116,412,846)............................................................   373,513,050
                                                                                               ------------
             SHORT-TERM INVESTMENTS-2.51%
 UNITS (000)
-------------
             CHILEAN INFLATION-ADJUSTED
              TIME DEPOSITS-2.13%
   CLP      4   Banco de O'Higgins, 6.92%, 03/11/96**.........................................      123,077
           24   Banco de O'Higgins, 6.61%, 02/26/96**.........................................      711,385
           13   Banco de O'Higgins, 6.57%, 02/21/96**.........................................      384,000
            4   Banco de O'Higgins, 6.57%, 02/23/96**.........................................      128,000
            9   Banco de O'Higgins, 6.45%, 02/07/96**.........................................      260,923

THE CHILE FUND, INC.
------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      SCHEDULE OF INVESTMENTS (continued)

    UNITS                                                                                         VALUE
    (000)                                      DESCRIPTION                                       (NOTE A)
---------------------------------------------------------------------------------------------  ------------
             CHILEAN INFLATION-ADJUSTED
              TIME DEPOSITS (CONTINUED)
   CLP      2   Banco de O'Higgins, 6.42%, 02/02/96**......................................... $     71,385
            3   Banco de O'Higgins, 6.42%, 02/06/96**.........................................       93,538
           27   Banco de O'Higgins, 6.25%, 01/26/96**.........................................      804,923
           37   Banco de O'Higgins, 6.05%, 01/22/96**.........................................    1,107,676
           16   Banco de O'Higgins, 5.70%, 01/15/96**.........................................      492,308
           39   Banco Santander, 6.42%, 02/05/96**............................................    1,156,923
           10   Molina Swett y Valdes Limitada, 6.42%, 01/31/96**.............................      300,308
           73   Molina Swett y Valdes Limitada, 6.33%, 01/29/96**.............................    2,178,461
            2   Security Pacific, 6.30%, 01/24/96**...........................................       73,846
                                                                                               ------------
             TOTAL CHILEAN INFLATION-ADJUSTED
              TIME DEPOSITS (Cost $7,758,854)................................................     7,886,753
                                                                                               ------------
   NO. OF                                                                                         VALUE
   SHARES                                      DESCRIPTION                                       (NOTE A)
---------------------------------------------------------------------------------------------  ------------

             CHILEAN MUTUAL FUNDS-0.38%
       17,139   Fondo Mutuo Banco Santander................................................... $    101,785
       65,524   Fondo Mutuo Bonosorno Global..................................................      244,686
       55,423   Fondo Mutuo Operacional BanChile..............................................      571,787
       66,072   Fondo Mutuo Security Check....................................................      244,344
       46,776   Fondo Mutuo Security Premium..................................................      246,154
                                                                                               ------------
             TOTAL CHILEAN MUTUAL FUNDS
              (Cost $1,409,885)..............................................................     1,408,756
                                                                                               ------------
             TOTAL SHORT-TERM INVESTMENTS
              (Cost $9,168,739)..............................................................     9,295,509
                                                                                               ------------
             TOTAL INVESTMENTS
              (Cost $125,581,585)
              (Notes A,D)............................................................103.38 %   382,808,559
             LIABILITIES IN EXCESS OF CASH
              AND OTHER ASSETS........................................................(3.38)%   (12,533,064)
                                                                                               ------------
             NET ASSETS...............................................................100.00%  $370,275,495
                                                                                               ------------
                                                                                               ------------

------------------------------
    *  Not readily marketable security.
   **  Effective yield on the date of purchase.
    +  Security is non-income producing.
   ++ SEC Rule 144A security. Such securities are traded only among "qualified institutional buyers".
 ADR  American Depositary Receipts.
 ADS  American Depositary Shares.
 CLP  Chilean pesos.

See accompanying notes to financial statements.

THE CHILE FUND, INC.
------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1995

ASSETS:
  Investments, at value (Cost $125,581,585) (Note A)                            $382,808,559
  Cash (Note A)                                                                     555,152
  Receivables:
    Investments sold                                                                959,981
    Interest                                                                         76,996
    Dividends                                                                        39,504
  Prepaid expenses and other assets                                                  31,511
                                                                                -----------
  Total Assets                                                                  384,471,703
                                                                                -----------
LIABILITIES:
  Payables:
    Dividend (Note A)                                                            11,337,503
    Advisory fees (Note B)                                                          994,339
    Administration fees (Note B)                                                    101,113
    Other accrued expenses                                                        1,763,253
                                                                                -----------
  Total Liabilities                                                              14,196,208
                                                                                -----------
NET ASSETS (applicable to 13,996,918 shares of common stock outstanding) (Note
 C)                                                                             $370,275,495
                                                                                -----------
                                                                                -----------
NET ASSET VALUE PER SHARE ($370,275,495 DIVIDED BY 13,996,918)                       $26.45
                                                                                -----------
                                                                                -----------
Net assets consist of:
  Capital stock, $0.001 par value; 13,996,918 shares issued and outstanding
   (100,000,000 shares authorized)                                              $    13,997
  Paid-in capital                                                               114,171,158
  Undistributed net investment income                                               109,048
  Distributions in excess of net realized gain on investments and foreign
   currency related transactions                                                 (1,196,815)
  Net unrealized appreciation in value of investments and translation of other
   assets and liabilities denominated in foreign currencies                     257,178,107
                                                                                -----------
Net assets applicable to shares outstanding                                     $370,275,495
                                                                                -----------
                                                                                -----------

See accompanying notes to financial statements.

THE CHILE FUND, INC.
------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME:
  Income (Note A):
    Dividends                                                                    $13,871,816
    Interest                                                                        907,668
    Less: Foreign taxes withheld                                                   (177,650)
                                                                                 ----------
    Total Investment Income                                                      14,601,834
                                                                                 ----------
  Expenses:
    Investment advisory fees (Note B)                                             4,186,739
    Custodian fees (Note B)                                                         469,151
    Administration fees (Note B)                                                    392,117
    Audit and legal fees                                                            138,175
    Printing                                                                         74,989
    Insurance                                                                        65,356
    Accounting fees                                                                  57,907
    Transfer agent fees                                                              42,375
    NYSE listing fee                                                                 41,403
    Directors' fees                                                                  20,305
    Other                                                                            38,372
                                                                                 ----------
    Total Expenses                                                                5,526,889
                                                                                 ----------
    Net Investment Income                                                         9,074,945
                                                                                 ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
 CURRENCY RELATED TRANSACTIONS:
    Net realized gain from:
      Investments                                                                 2,610,467
      Foreign currency related transactions                                          14,194
    Net change in unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign
     currencies                                                                   3,280,611
                                                                                 ----------
    Net realized and unrealized gain on investments and foreign currency
     related transactions                                                         5,905,272
                                                                                 ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                             $14,980,217
                                                                                 ----------
                                                                                 ----------

See accompanying notes to financial statements.

THE CHILE FUND, INC.
------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   STATEMENT OF CHANGES IN NET ASSETSSECTION

                                                                                 FOR THE YEAR ENDED DECEMBER
                                                                                             31,
                                                                                ------------------------------
                                                                                     1995            1994
                                                                                --------------  --------------
INCREASE/(DECREASE) IN NET ASSETS:
  Operations:
    Net investment income                                                       $    9,074,945  $    5,832,102
    Net realized gain on investments and foreign currency related transactions       2,624,661       2,595,637
    Net change in unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign
     currencies                                                                      3,280,611      84,570,750
                                                                                --------------  --------------
    Net increase in net assets resulting from operations                            14,980,217      92,998,489
                                                                                --------------  --------------
  Dividends and distribution to shareholders from:
    Net investment income                                                           (9,024,230)     (6,500,073)
    Net realized gain on investments and foreign currency related transactions      (3,152,971)       (908,612)
                                                                                --------------  --------------
    Total dividends and distributions to shareholders                              (12,177,201)     (7,408,685)
                                                                                --------------  --------------
  Capital share transactions (Note C):
    Proceeds from 18,580 and 19,586 shares, respectively, issued in
     reinvestment of dividends                                                         425,598         426,485
                                                                                --------------  --------------
    Net increase in net assets                                                       3,228,614      86,016,289

NET ASSETS:
  Beginning of year                                                                367,046,881     281,030,592
                                                                                --------------  --------------
  End of year (including undistributed net investment income of $109,048 and
   $312,007, respectively)                                                      $  370,275,495  $  367,046,881
                                                                                --------------  --------------
                                                                                --------------  --------------

------------------------

Section    All references in the below financial statement to shares outstanding have been restated to reflect the two-for-one stock split effective July 17, 1995 (see Note C).

See accompanying notes to financial statements.

THE CHILE FUND, INC.
------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          FINANCIAL HIGHLIGHTSSECTION
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                                                        FOR THE PERIOD
                                                                                                         SEPTEMBER 27,
                                                                                                             1989*
                                                   FOR THE YEAR ENDED DECEMBER 31,                          THROUGH
                                ---------------------------------------------------------------------    DECEMBER 31,
                                  1995      1994+       1993       1992          1991          1990          1989
                                --------   --------   --------   --------      --------      --------   ---------------
PER SHARE OPERATING
 PERFORMANCE:
  Net asset value, beginning
   of period                    $  26.26   $  20.13   $  15.55   $  14.84      $   8.72      $   7.40        $   6.88**
                                --------   --------   --------   --------      --------      --------          ------
  Net investment income             0.65       0.42       0.35       0.39          0.49          0.78            0.02
  Net realized and unrealized
   gain on investments and
   foreign currency related
   transactions                     0.41++     6.24       5.96       1.93          7.21          1.17            0.67
                                --------   --------   --------   --------      --------      --------          ------
  Net increase in net assets
   from operations                  1.06       6.66       6.31       2.32          7.70          1.95            0.69
                                --------   --------   --------   --------      --------      --------          ------
  Dividends and distributions
   to shareholders:
    From net investment income     (0.65)     (0.47)     (0.31)     (0.39)        (0.49)        (0.63)          (0.03)
    From net realized gain on
     investments and foreign
     currency related
     transactions                  (0.22)     (0.06)     (0.26)     (1.22)        (1.09)        --           --
    In excess of net
     investment income             --         --         --         --            --            --              (0.14)
    In excess of net realized
     gain on investments and
     foreign currency related
     transactions                  --         --         (0.16)     --            --            --           --
                                --------   --------   --------   --------      --------      --------          ------
  Total dividends and
   distributions to
   shareholders                    (0.87)     (0.53)     (0.73)     (1.61)        (1.58)        (0.63)          (0.17)
                                --------   --------   --------   --------      --------      --------          ------
  Dilution due to capital
   share rights offering           --         --         (1.00)     --            --            --           --
                                --------   --------   --------   --------      --------      --------          ------
  Net asset value, end of
   period                       $  26.45   $  26.26   $  20.13   $  15.55      $  14.84      $   8.72        $   7.40
                                --------   --------   --------   --------      --------      --------          ------
                                --------   --------   --------   --------      --------      --------          ------
  Market value, end of period   $ 26.000   $ 23.063   $ 22.250   $ 16.563      $ 11.938      $  7.750        $  7.813
                                --------   --------   --------   --------      --------      --------          ------
                                --------   --------   --------   --------      --------      --------          ------
  Total investment return (a)      16.66%      6.05%     38.82%     53.80%        71.05%         7.07%          14.17%
                                --------   --------   --------   --------      --------      --------          ------
                                --------   --------   --------   --------      --------      --------          ------

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000 omitted)                $370,275   $367,047   $281,031   $168,580      $160,360       $93,744         $79,494
  Ratio of expenses to average
   net assets                       1.46%      1.39%      1.72%      1.71%(d)      1.75%(d)      2.04%           1.98%(b)
  Ratio of net investment
   income to
   average net assets               2.39%      1.74%      2.47%      2.61%(d)      3.97%(d)      9.56%           1.44%(b)
  Portfolio turnover rate           2.38%      0.86%     11.29%      6.29%        19.32%        12.63%           2.38%(c)

----------------------------------
 Section  Per share amounts have been restated to reflect the two-for-one  stock split effective July 17, 1995 (see Note C).
 *  Commencement of investment operations.
**   Initial public offering price of $7.50 per share less underwriting discount of $0.52 per share and offering expenses of $0.10 per share.
 +  Based on average shares outstanding.
++ Reflects a $0.01 per share decrease to the Fund's net asset value per share resulting from the dilutive impact of shares issued pursuant to the Fund's automatic dividend reinvestment plan in 1995.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized. In addition, such returns have been restated to reflect the reinvestment of dividends and distributions, if any, on the ex-dividend date.
(b) Annualized.
(c) Not annualized.
(d) Ratios do not include effect of repatriation taxes. The ratios of expenses to average net assets and net investment income to average net assets would have been 2.15% and 2.17% for the year ended December 31, 1992; and 2.13% and 3.41% for the year ended December 31, 1991, respectively, with the inclusion of the repatriation taxes.

See accompanying notes to financial statements.

THE CHILE FUND, INC.
------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS

NOTE A. SIGNIFICANT
ACCOUNTING POLICIES
                          The  Chile Fund, Inc. (the "Fund") was incorporated in
                          Maryland on January 30, 1989 and commenced  investment
operations on September 27, 1989. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:
  PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities for which market quotations are readily available are valued at the last sales price or lacking any sales, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. All other securities and assets are valued as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized  cost. The  preparation of  financial statements  requires the  use of estimates by  management,  principally  the  valuation  of  non-publicly  traded securities. Accordingly, the Board of Directors has established general guidelines for calculating fair value of non-publicly traded securities. At December 31, 1995, the Fund held 1.11% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $4,114,938 and fair value of $4,116,098. The net asset value per share of the Fund is calculated weekly, at the end of each month and at any other times determined by the Board of Directors.
  CASH: Deposits held at Brown Brothers Harriman & Co. (Grand Cayman), the Fund's custodian, in a variable rate account are classified as cash. At December 31, 1995, the interest rate was 4.94% which resets on a daily basis. Amounts are generally available on the same business day.
  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.
  TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.
  The Fund is subject to and accrues a 10% Chilean repatriation tax with respect to all remittances from Chile in excess of original invested capital. The Fund has no current intention of remitting currency from Chile, except to the extent necessary to pay future U.S. dollar denominated expenses and to make required U.S. tax distributions.
  FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
   (I) market value of investment securities, assets and liabilities at the current rate of exchange; and
  (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.
  The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.
  The Fund reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for U.S. federal income tax purposes.
  Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies.
  Net realized foreign exchange gains represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.
  DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net short-term capital losses, including capital loss carryovers, if any, although it currently expects to distribute such gains. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.
  On December 14, 1995, a distribution in the aggregate amount of $11,337,503, equal to $0.81 per share was declared. The distribution was comprised of $0.62 per share from net investment income, $0.08 per share from net realized short-term capital gains, $0.10 per share from net realized long-term capital gains and $0.01 per share from net realized foreign currency gains. The distribution is payable on January 12, 1996 to shareholders of record as of December 29, 1995.
  The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.
  OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.
  The Chilean securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A significant proportion of the aggregate market value of equity securities listed on the Santiago Exchange are held by a small number of investors and are not publicly traded. This may limit the number of shares available for acquisition or disposition by the Fund.
  Investments in Chile may involve certain considerations and risks not typically associated with investments in the United States including the possibility of future political and economic developments and the level of Chilean governmental supervision and regulation of its securities markets.
NOTE B. AGREEMENTS
                          BEA Associates ("BEA") serves as the Fund's investment
adviser with respect to all investments. As compensation for its advisory services, BEA receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.20% of the first $50 million of the Fund's average weekly net assets, 1.15% of the next $50 million of the Fund's average weekly net assets, and 1.10% of amounts over $100 million. In addition, BEA receives from the Fund an administration fee which represents a reimbursement of certain Fund expenses. For the year ended December 31, 1995, advisory and administration fees amounted to $4,186,739 and $18,643, respectively.
  Celfin Servicios Financieros Limitada (formerly Celfin Agente de Valores Limitada) ("Celfin") serves as the Fund's Chilean sub-adviser. In return for its services, Celfin is paid a fee, out of the advisory fee payable to BEA, computed weekly and paid quarterly at an annual rate of 0.15% of the first $50 million of the Fund's average weekly net assets, 0.10% of the next $50 million of the Fund's average weekly net assets and 0.05% of amounts over $100 million. For the year ended December 31, 1995, these sub-advisory fees amounted to $266,398.
  Through August 24, 1995, PFPC Inc. ("PFPC") served as the Fund's U.S. administrator. The Fund paid

THE CHILE FUND, INC.
------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   NOTES TO FINANCIAL STATEMENTS (continued)
PFPC a fee that was computed weekly and paid quarterly at an annual rate of 0.10% of the value of the Fund's first $250 million in average weekly net assets and 0.075% of the next $250 million in average weekly net assets, which was subject to a minimum annual fee.
For the period January 1, 1995 through August 24, 1995, PFPC earned $226,147 for administrative services.
  Effective August 25, 1995, Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.08% of the first $100 million of the Fund's average weekly net assets, 0.06% of the next $50 million of the Fund's average weekly net assets and 0.04% of amounts in excess of $150 million. For the period August 25, 1995 through December 31, 1995, BSFM earned $70,460 for administrative services.
  BEA Administration, Administradora de Fondos de Inversion de Capital Extranjero S.A. ("AFICE") serves as the Fund's Chilean administrator. For its services, AFICE is paid a fee, out of the advisory fee payable to BEA, that is calculated weekly and paid quarterly at an annual rate of 0.05% of the value of the Fund's average weekly net assets and an annual reimbursement of out-of-pocket expenses. In addition, AFICE receives a supplemental administration fee and an accounting fee. Such fees are paid by AFICE to Celfin for certain administrative services. For the year ended December 31, 1995, the administration fees, supplemental administration fees and accounting fees amounted to $195,103, $76,867 and $7,905, respectively.
  Through June 12, 1995, Citibank, N.A. served as the custodian for the Fund's foreign assets. Through June 15, 1995, PNC Bank, N.A. served as the custodian for the U.S. assets of the Fund. Effective June 13, 1995, Brown Brothers Harriman & Co. serves as the custodian for the Fund's foreign assets and effective June 16, 1995, as the custodian for its U.S. assets.
  Through September 4, 1995, PNC Bank, N.A. served as the Fund's transfer agent and registrar. Effective September 5, 1995, The First National Bank of Boston serves as the Fund's transfer agent and registrar.
NOTE C. CAPITAL STOCK
                          The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value.
Of the 13,996,918 shares outstanding at December 31, 1995, BEA owned 14,615 shares.
  The Board of Directors of the Fund approved a two-for-one stock split on May 16, 1995. The record date, payment date and ex-date were July 5, 1995, July 12, 1995 and July 17, 1995, respectively. For each share held of record, including shares held through the Fund's dividend reinvestment and cash purchase plan, a shareholder received one additional share of the Fund's common stock, par value $0.001 per share. Shareholders holding fractional shares received a cash payment for their fractional share interest based on the reported closing price of the common stock on the New York Stock Exchange on the ex-dividend date. Certificates were first mailed to shareholders on or about July 14, 1995. Shareholders holding shares through the Fund's dividend reinvestment and cash purchase plan did not receive certificates evidencing such additional shares but instead had such additional shares credited to their plan account.
  In addition, all references in the financial statements to shares outstanding and per share amounts have been restated to reflect the two-for-one stock split. NOTE D. INVESTMENT TRANSACTIONS
                          For U.S. federal income tax purposes, the cost of securities owned at December 31, 1995 was
$126,959,427. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currencies) of $255,849,132, was composed of gross appreciation of $257,293,957 for those investments having an excess of value over cost and gross depreciation of $1,444,825 for those investments having an excess of cost over value.
  For the year ended December 31, 1995, purchases and sales of securities, other than short-term obligations, were $17,682,553 and $8,795,986, respectively.
NOTE E. CREDIT AGREEMENT
                          The Fund, along with 15 other U.S. regulated investment companies for which BEA serves as investment adviser, has a credit agreement with The First National Bank of Boston. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $50,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 16 funds exceed $50,000,000. The line of credit will bear interest at (I) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (II) the Adjusted Eurodollar Rate plus 1.50%. The Fund had no amounts outstanding under the credit agreement during the year ended December 31, 1995.

NOTE F. QUARTERLY RESULTS OF OPERATIONS (unaudited)

                                                                      NET GAIN/(LOSS)
                                                                       ON INVESTMENT          NET
                                                                        AND FOREIGN     INCREASE/(DECREASE)
                                                           NET            CURRENCY           IN NET
                                        INVESTMENT      INVESTMENT        RELATED       ASSETS RESULTING
                                          INCOME          INCOME        TRANSACTIONS    FROM OPERATIONS     MARKET PRICE
                                       -------------  --------------  ----------------  ----------------      ON NYSE
                                       TOTAL    PER   TOTAL    PER     TOTAL     PER     TOTAL     PER    ----------------
            QUARTER ENDED              (000)   SHARE  (000)   SHARE    (000)    SHARE    (000)    SHARE    HIGH      LOW
-------------------------------------  ------  -----  ------  ------  --------  ------  --------  ------  -------  -------
March 31, 1995.......................  $1,900  $ 0.14 $  682  $  0.05 $(22,160) $ (1.59) $(21,478) $ (1.54) $ 22.875 $ 18.750
June 30, 1995........................   5,856    0.42  4,425     0.32   84,304     6.03   88,729     6.35   26.875   20.875
September 30, 1995...................   2,567    0.18  1,059     0.07  (58,377)   (4.17)  (57,318)   (4.10)   28.000   22.625
December 31, 1995....................   4,279    0.31  2,909     0.21    2,138     0.14*    5,047    0.35   26.000   22.125
                                       ------  -----  ------  ------  --------  ------  --------  ------
      Totals.........................  $14,602 $ 1.05 $9,075  $  0.65 $  5,905  $  0.41 $ 14,980  $  1.06
                                       ------  -----  ------  ------  --------  ------  --------  ------
                                       ------  -----  ------  ------  --------  ------  --------  ------
March 31, 1994.......................  $1,624  $ 0.12 $  447  $  0.03 $  3,413  $  0.25 $  3,860  $  0.28 $ 27.375 $ 21.375
June 30, 1994........................   3,959    0.28  2,829     0.20   31,927     2.29   34,756     2.49   23.625   21.250
September 30, 1994...................   2,748    0.20  1,719     0.13   45,144     3.23   46,863     3.36   24.125   20.750
December 31, 1994....................   2,184    0.16    837     0.06    6,682     0.47    7,519     0.53   25.250   22.125
                                       ------  -----  ------  ------  --------  ------  --------  ------
      Totals.........................  $10,515 $ 0.76 $5,832  $  0.42 $ 87,166  $  6.24 $ 92,998  $  6.66
                                       ------  -----  ------  ------  --------  ------  --------  ------
                                       ------  -----  ------  ------  --------  ------  --------  ------

--------------------------
* Reflects a $0.01 per share decrease to the Fund's net asset value per share resulting from the dilutive impact of shares issued pursuant to the Fund's automatic dividend reinvestment plan in 1995.

THE CHILE FUND, INC.
------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The Chile Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The Chile Fund, Inc., including the schedule of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Chile Fund, Inc. as of December 31, 1995, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 16, 1996

THE CHILE FUND, INC.
------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (unaudited)

On April 25, 1995, the annual meeting of shareholders of The Chile Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect two directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                                VOTES FOR   VOTES WITHHELD   NON-VOTES
--------------------------------------------------------------  ----------  ---------------  ----------
George Landau.................................................   4,736,310        15,006      2,246,328
Daniel Sigg...................................................   4,729,115        22,201      2,246,328

    In addition to the directors re-elected at the meeting, Emilio Bassini, James Cattano and Jose Luiz Ibanez continue to serve as directors of the Fund.

(2) To ratify the selection of Coopers & Lybrand L.L.P. as independent public accountants for the year ending December 31, 1995.

                                                 VOTES FOR    VOTES AGAINST   VOTES WITHHELD   NON-VOTES
                                                 ----------  ---------------  ---------------  ----------
                                                  4,739,628         5,931            5,757      2,246,328

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          TAX INFORMATION (unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (December 31, 1995) as to the U.S. federal tax status of dividends and distributions received by the Fund's shareholders in respect of such fiscal year. Of the $0.87 per share dividend and distribution paid in respect of such fiscal year, $0.65 per share was derived from net investment income, $0.01 per share was from net realized foreign exchange gains, $0.09 per share was from net realized short-term capital gains and $0.12 per share was from net realized long-term capital gains. There were no dividends and distributions which would qualify for the dividend received deduction available to corporate shareholders.

The Fund does not intend to make an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders. This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended.
Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 1995.

Notification for calendar year 1995 was mailed in January 1996. The notification reflected the amount to be used by calendar year taxpayers on their U.S. federal income tax returns along with Form 1099-DIV.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividend and distribution. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund.

In general, dividends and distributions received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

THE CHILE FUND, INC.
------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    DESCRIPTION OF DIVIDEND REINVESTMENT AND
                               CASH PURCHASE PLAN

Pursuant to The Chile Fund, Inc.'s (the "Fund") Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless the Fund's transfer agent as the Plan Agent (the "Plan Agent"), is otherwise instructed by the shareholder in writing, to have all dividends and distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund. Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for the Fund, at the address set forth below. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund's common stock registered in street name should contact the broker or nominee for details concerning participation in the Plan.

Certain distributions of cash attributable to (a) some of the dividends and interest amounts paid to the Fund and (b) certain capital gains earned by the Fund that are derived from securities of certain foreign issuers are subject to taxes payable by the Fund at the time amounts are remitted. Such taxes, if any, will be borne by the Fund and allocated to all shareholders in proportion to their interests in the Fund.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declares an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of stock from the Fund valued at the market price.

The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date.

Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about February 15 and August 15 of each year. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately 10 days before February 15 or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice

THE CHILE FUND, INC.
------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    DESCRIPTION OF DIVIDEND REINVESTMENT AND
                         CASH PURCHASE PLAN (continued)
is received by the Plan Agent not less than 48 hours before the payment is to be invested. A participant's tax basis in his shares acquired through his optional investment right will equal his cash payments to the Plan, including any cash payments used to pay brokerage commissions allocable to his acquired shares.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of a shareholder, such as a bank, broker or nominee, that holds shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either stock or cash. The Plan Agent's fees for the handling of reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends and capital gains distributions payable either in stock or in cash. However, each participant will be charged by the Plan Agent a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with voluntary cash payments made by the participant or the reinvestment of dividends and capital gains distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus obtainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made. The Fund cannot predict, therefore, whether the cost to a participant who makes a voluntary cash payment will be less than if a participant were to make an open market purchase on the Fund's common stock on his own behalf.

The receipt of dividends and distributions in stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends and distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the semiannual contribution date, in the case of voluntary cash payments, or the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent, The First National Bank of Boston, Investor Relations Department, P.O. Box 644, Mail Stop 45-02-09, Boston, Massachusetts 02102-0644 or by telephone at 1-800-730-6001.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT ADVISER
BEA Associates
New York, New York

ADMINISTRATOR
Bear Stearns Funds Management Inc.
New York, New York

TRANSFER AGENT AND REGISTRAR
The First National Bank of Boston
Boston, Massachusetts

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, Massachusetts

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
Philadelphia, Pennsylvania

LEGAL COUNSEL
Willke Farr & Gallagher
New York, New York

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
                          [LOGO] THE CHILE FUND, INC.

                            ------------------------

                              THE CHILE FUND, INC.
                                 ANNUAL REPORT
                               DECEMBER 31, 1995